UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2016 (July 27, 2016)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue, Suite 130, Lake Success, NY 11042
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 5.07.      Submission of Matters to a Vote of Security Holders.

ANNUAL MEETING: The Company held its Annual Meeting of Shareholders on July 27, 2016 (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Registrant’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on May 27, 2016 (the “Annual Meeting Proxy”). At the Annual Meeting, the Registrant’s stockholders approved three of the proposals described in the Annual Meeting Proxy, and provided two advisory votes. A total of 12,944,017 shares of the Company’s common stock were present or represented by proxy at the meeting. The tabulation of votes was:

Proposal I: To elect one director of the Company, to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2019 and until their successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Broker Non-Votes
Samuel Kirschner	6,665,508	291,928	5,986,580

Proposal II: To ratify the selection of RSM US LLP (formerly known as McGladrey LLP) as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ended December 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,686,074	143,829	114,114	0

Proposal III: To approve an amendment to the Company’s 2014 Equity Incentive Plan to issue restricted stock as part of the compensation package to certain employees, officers, and directors (including non-interested directors) and making certain other changes more fully described in the proxy statement pertaining thereto:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,471,738	387,294	98,399	5,986,586

Proposal IV: An advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,625,947	233,398	98,085	5,986,587

Proposal V: An advisory vote on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
5,742,928	307,409	786,853	120,242	5,986,585

SPECIAL MEETING: The Company also held a Special Meeting of Shareholders on July 27, 2016 (the “Special Meeting”) following the Annual Meeting. The proposal considered at the Special Meeting is described in detail in the Registrant’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on May 27, 2016 (the “Special Meeting Proxy”). At the Special Meeting, the Registrant’s stockholders approved the one proposal described in the Special Meeting Proxy. A total of 8,375,773 shares of the Company’s common stock were present or represented by proxy at the Special Meeting out of a total of 14,481,335 outstanding shares entitled to vote at the meeting, and a total of 6,181,394 shares of Company’s common stock not held by affiliated persons of the Company were present or represented by proxy at the Special Meeting out of a total of 12,826,956 of such shares outstanding and entitled to vote at the meeting. The tabulation of votes was:

Proposal: To authorize the Company to sell shares of its common stock, par value $0.02 per share, at a price below the then current net asset value per share of such common stock in one or multiple offerings, subject to certain limitations described in the proxy statement pertaining thereto (including that the number of shares sold on any given date does not exceed 20% of its outstanding common stock immediately prior to such sale):

All Votes:

Votes For	Votes Against	Abstentions
7,162,123	1,086,969	126,681

Votes by Non Affiliated Persons:

Votes For	Votes Against	Abstentions
4,967,744	1,086,969	126,681

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: July 29, 2016             /s/ Barry Sloane
Barry Sloane, President, Chairman of the Board and Chief Executive Officer